SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 1, 2013

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15W060 North Frontage Road, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 894-6900
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
BankFinancial Corporation (the “Company”) will review fourth quarter and full year 2012 results in a conference call and webcast for stockholders and analysts on Tuesday, February 5, 2013 at 9:30 a.m. Chicago, Illinois Time. The conference call may be accessed by calling (800) 591-6942 and using participant passcode 22981731. The conference call will be simultaneously webcast at www.bankfinancial.com, under Stockholder Information.

Item 8.01.	Other Events
On February 1, 2013, the Company issued a press release announcing certain asset resolution actions and the results for the year ended December 31, 2012 and issued the Fourth Quarter 2012 Quarterly Financial and Statistical Supplement for the latest five quarters. The press release also reported earnings for the year ended December 31, 2012. The press release and Quarterly Financial and Statistical Supplement are included as Exhibits 99.1 and 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 1, 2013

99.2	Quarterly Financial and Statistical Supplement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANKFINANCIAL CORPORATION

Dated: February 1, 2013	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 1, 2013

99.2	Quarterly Financial and Statistical Supplement